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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                              OF GLOBIX CORPORATION

       This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended December 31, 2002 of Globix Corporation (the "Company").

       I, Peter K. Stevenson, the Chief Executive Officer of the Company certify that:

          (i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

          (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 26, 2003.

                                                /s/ Peter K. Stevenson
                                                -----------------------------
                                                    Name: Peter K. Stevenson